Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

May 19, 2026

Univest Securities, LLC

75 Rockefeller Plaza, Suite 25A

New York, NY 10019

Ladies and Gentlemen:

Subject to the terms and conditions of this agreement (this “Agreement”) and the Transaction Documents (as defined below), Regencell Bioscience Holdings Limited, a Cayman Islands exempted company with limited liability (the “Company”), hereby agrees to offer and sell up to the number of securities of the Company as shall reflect an aggregate offering size not exceeding $20,000,000, comprising (i) Ordinary Shares of US$0.00001 par value per share (the “Ordinary Shares”) with an aggregate offering price of $19,000,000 directly to various investors (each, an “Investor” and collectively, the “Investors”) with Univest Securities, LLC, acting in its capacity as placement agent (the “Placement Agent”), and (ii) Ordinary Shares with an aggregate offering price of $1,000,000 directly to Univest Securities, LLC, in its capacity as a direct purchaser. The Ordinary Shares offered and sold in this Offering (as defined below) are defined as the “Shares.” Of the Shares, those Ordinary Shares offered and sold to Investors are defined as “Investor Shares.” The documents executed and delivered by the Company, the Investors, and the Placement Agent in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement to be entered into between the Company, each Investor, and the Placement Agent as a direct purchaser (the “Purchase Agreement”), shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investors for each Share is $20.30.

Notwithstanding anything herein to the contrary, in the event that the Placement Agent determines that any of the terms provided for hereunder do not comply with a Financial Industry Regulatory Authority (“FINRA”) rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of the Placement Agent to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company than the terms of this Agreement or terms that are adverse to the Company.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Shares pursuant to the Company’s automatic shelf registration statement on Form F-3ASR, as amended (File No. 333-294722) (the “Registration Statement”) with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a best efforts basis on behalf of the Company to locate suitable purchasers of the Investor Shares and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Shares, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its Affiliates (as defined below) be obligated to underwrite or purchase any of the Investor Shares for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal for the offering of the Investor Shares. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Shares and the Company shall have the sole right to accept offers to purchase Shares and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Shares shall be made at one closing (the “Closing” and the date on which the Closing occurs, the “Closing Date”). As used in this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the following:

(i) a cash fee equal to six point five percent (6.5%) of the aggregate gross proceeds received from the sale of the Shares in this Offering (the “Cash Fee”);

(ii) reimbursement for reasonable travel and out-of-pocket expenses, including reasonable legal counsel fees and disbursements, not to exceed an aggregate of Seventy-Five Thousand Dollars ($75,000), subject to compliance with FINRA Rule 5110(f)(2)(D).

(b) The term of the Placement Agent’s exclusive engagement shall begin on the date hereof and continue until the earlier of (i) the Closing Date, and (ii) the date the Placement Agent or the Company terminates the engagement according to the terms of the next sentence (the “Termination Date”). The engagement may be terminated at any time by either party hereto upon written notice to the other party, effective upon receipt of written notice to that effect by the other party. Unless otherwise provided under this Agreement, the provisions concerning the Company’s obligation to pay any fees actually earned pursuant to Section 1(a) hereof and to pay or reimburse the Placement Agent for any expenses and reasonable legal fees incurred in accordance with Section 6 hereof, and the Company’s obligations contained in the provisions concerning indemnification and contribution contained herein will survive any expiration or termination of this Agreement for any reason. All fees and expense payments or reimbursements due to the Placement Agent shall be paid by the Company to the Placement Agent on or before the Termination Date (in the event such fees and expenses are earned or owed as of the Termination Date). Furthermore, the Company agrees that during the Placement Agent’s engagement hereunder, all inquiries from prospective U.S. investors and with respect to the Offering will be referred to the Placement Agent. The Company represents, warrants and covenants that no brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other third party with respect to the Offering. The Placement Agent agrees not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

The services provided by the Placement Agent hereunder are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including, without limitation, security holders, employees or creditors of the Company) as against the Placement Agent or its directors, officers, agents and employees.

Section 2. Representations, Warranties and Covenants of the Company. Each of the representations and warranties (together with any related disclosure schedules thereto) and covenants made by the Company to the Investors in the Purchase Agreement(s) in connection with the Offering is hereby incorporated herein by reference into this Agreement (as though fully restated herein) and is, as of the date of this Agreement and as of the Closing Date, hereby made to, and in favor of, the Placement Agent. In addition to the foregoing, the Company represents and warrants that:

(a) Securities Law Filings. The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) the Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), which was filed on March 30, 2026 and became automatically effective upon filing for the registration of the Shares under the Securities Act. Following the determination of pricing among the Company and the prospective Investors introduced to the Company by the Placement Agent, the Company will file with the SEC pursuant to Rules 424(b) and 430B under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the SEC promulgated thereunder, a supplement to such registration statement and a base prospectus contained therein relating to the placement of the Shares, the pricing and the plan of distribution thereof and will advise the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement at the time of effectiveness is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the SEC pursuant to Rules 424(b) and/or 430B (including the Base Prospectus as it may be amended or supplemented) is hereinafter called the “Prospectus Supplement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Rules and Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), if any, which were or are filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any given time, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth,” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. As used in this paragraph and elsewhere in this Agreement, “Time of Sale Disclosure Package” means the Base Prospectus, any securities purchase agreement between the Company and the Investors, the final terms of the Offering provided to the Investors (orally or in writing) and any issuer free writing prospectus as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package. The term “Prospectus” shall mean, as the context requires, the Base Prospectus, the Prospectus Supplement, and any supplement to either thereof. The Company has not received any notice that the SEC has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or any Prospectus Supplement or intends to commence a Proceeding (as defined below) for any such purpose. “Proceeding” means any action, suit, inquiry, notice of violation, proceeding or investigation affecting the Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

(b) Assurances. The Registration Statement, as amended, (and any further documents to be filed with the SEC) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, complies or will comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the SEC, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations promulgated thereunder, and none of such documents, when they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or the Prospectus Supplement), in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the SEC. Except for this Agreement and the Transaction Documents, there are no documents required to be filed with the SEC in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Except for this Agreement and the Transaction Documents, there are no contracts or other documents required to be described in the Base Prospectus or the Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c) Offering Materials. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Time of Sale Disclosure Package.

(d) Subsidiaries. All of the direct and indirect Subsidiaries of the Company and their respective jurisdictions of incorporation are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(e) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws, amended and restated memorandum and articles of association or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(f) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, liquidation, possessory liens, rights of set off, merger, consolidation, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally as well as applicable international sanctions, (ii) as limited by laws relating to the statutory limitation of the time within which proceedings may be brought or availability of specific performance, injunctive relief or other equitable remedies, (iii) insofar as indemnification and contribution provisions may be limited by applicable law and (iv) that such obligations (a) may not be given effect to by a Cayman Islands court if and to the extent they constitute the payment of an amount which is in the nature of a penalty and (b) may not be given effect by a Cayman Islands court to the extent that they are to be performed in a jurisdiction outside the Cayman Islands and such performance would be illegal under the laws of that jurisdiction.

(g) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws, amended and restated memorandum and articles of association, or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(h) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4(r) of this Agreement, (ii) the filing with the SEC of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, (iv) the resolutions of the Board of Directors passed on February 27, 2026 and May 19, 2026, and (v) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(i) Issuance of the Shares; Registration. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents and entered as fully paid on the register of members of the Company, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized share capital the maximum number of Ordinary Shares issuable pursuant to this Agreement. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became automatically effective upon filing on March 30, 2026, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the SEC and no Proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company, if required by the rules and regulations of the SEC, shall file the Prospectus with the SEC pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form F-3ASR. The Company is eligible to use Form F-3ASR under the Securities Act and it meets the transaction requirements with respect to the aggregate market value of securities being sold pursuant to this offering and during the twelve (12) months prior to this offering, as set forth in General Instruction I.B.5 of Form F-3ASR.

Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an “Issuer Free Writing Prospectus.” Any reference herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of filing thereof; and any reference herein to any “amendment” or “supplement” with respect to the Prospectus shall be deemed to refer to and include (i) the filing of any document with the SEC incorporated or deemed to be incorporated therein by reference after the date of filing of such Prospectus and (ii) any such document so filed.

All references in this Agreement to the Registration Statement, the Prospectus, or any Issuer Free Writing Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the SEC on EDGAR.

(j) Capitalization. The capitalization of the Company as of the date hereof is as set forth in the Prospectus. The number of Ordinary Shares owned beneficially, and of record, by Affiliates of the Company as of the date hereof is set forth in the Prospectus. Except as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, the Company has not issued any Ordinary Shares or other shares in the share capital of the Company since the filing of its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee share options under the Company’s share option plans, the issuance of Ordinary Shares to employees pursuant to the Company’s employee share purchase plans and pursuant to the conversion and/or exercise of Ordinary Share Equivalents issued and outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no issued and outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares or Ordinary Share Equivalents or capital stock of any Subsidiary. The issuance and sale of the Shares will not obligate the Company or any Subsidiary to issue Ordinary Shares or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no issued and outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. All of the issued and outstanding Ordinary Shares and any other shares in the share capital of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such issued and outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Shares. There are no shareholders’ agreements, voting agreements or other similar agreements with respect to the Company’s Ordinary Shares or other shares in the share capital of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(k) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Additionally, any further documents so filed and incorporated by reference in the Prospectus and Prospectus Supplement, when such documents are filed with the SEC, will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the SEC. The Company has not been an issuer subject to Rule 144(i) under the Securities Act. As of their respective dates, the financial statements of the Company included in the SEC Reports, the Registration Statement and the Prospectus complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The agreements and documents described in the Registration Statement, the Prospectus, the Prospectus Supplement, and the SEC Reports conform in all material aspects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the rules and regulations thereunder to be described in the Registration Statement, the Prospectus, the Prospectus Supplement, or the SEC Reports or to be filed with the SEC as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Prospectus, the Prospectus Supplement, or the SEC Reports, or (ii) is material to the Company’s business (each, a “Material Agreement”), has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. No Material Agreement has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder that has had or that could reasonably be expected to result in a Material Adverse Effect. To the best of the Company’s knowledge, performance by the Company of the material provisions of the Material Agreements will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations. The other financial and statistical information included in the SEC Reports, the Registration Statement and the Prospectus present fairly, in all material respects, the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the SEC Reports, the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(l) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, the Registration Statement, the Prospectus and the Prospectus Supplement, (i) there has been no event, occurrence or development, including changes generally affecting the Company’s or Subsidiaries’ industries, that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company share option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made. Other than as set forth in the SEC Reports, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect of its share capital.

(m) Litigation. Except as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). No Action set forth in the Registration Statement, the Base Prospectus or the Prospectus Supplement (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares, (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect or (iii) is expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(n) Labor Relations. The Company and each of its Subsidiaries are, and have been, in material compliance with all applicable laws respecting labor, employment and employment practices, terms and conditions of employment, wages and hours, including the classification of independent contractors, and have not received any notice from any governmental authority in the Cayman Islands or any other country disputing such classification. Except as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, no labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Compliance. Except as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority; or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including, without limitation, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not reasonably be expected to result in a Material Adverse Effect.

(p) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations, approvals, orders, licenses and permits issued by the appropriate federal, state, local or foreign regulatory authorities, or by any foreign, federal, state or local governmental, judicial or regulatory authority necessary to conduct their respective businesses as described in the SEC Reports, the Registration Statement and the Prospectus (each, a “Material Permit”), to own, lease and operate its properties and conduct their respective businesses as they are now being conducted or, except as disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, proposed to be conducted, in each case as disclosed in the Registration Statement and the Prospectus, and each such Material Permit is valid, existing, in good standing and in full force and effect, except in each case as would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of investigation or proceedings relating to the revocation or modification of any Material Permit. The Company and each Subsidiary are in compliance with the terms and conditions of all such Material Permits, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect. The disclosures in the Registration Statement concerning the effects of federal, state, local and all foreign regulation on the business of the Company and its Subsidiaries as currently contemplated are correct in all material respects.

(q) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to or have valid and marketable rights to lease or otherwise use all real property and all personal property owned or used by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties, or which are being contested in good faith. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports, the Registration Statement and the Prospectus and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The SEC Reports set forth all of the Intellectual Property Rights that the Company and its Subsidiaries own or have the rights to use. Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, the Registration Statement and the Prospectus, a written notice of a claim or otherwise has any knowledge that the operation of their respective businesses violates or infringes upon the intellectual property rights of any Person, except as could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) Insurance. Except as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t) Transactions With Affiliates and Employees. Except as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of US$120,000, other than for (i) payment of salary, bonus or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including share option agreements under any share option plan of the Company.

(u) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. Except as disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, the Company and each of its Subsidiaries maintain internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed Annual Report on Form 20-F under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed Annual Report on Form 20-F under the Exchange Act and disclosed in the Registration Statement and the Prospectus, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(v) Certain Fees. Other than the compensation payable to the Placement Agent pursuant to the terms of this Agreement and as set forth in the Prospectus Supplement relating to the placement of the Shares, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary or Affiliate of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(w) Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares as herein contemplated, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x) Registration Rights. Except as set forth herein and in the Registration Statement, the Base Prospectus and the Prospectus Supplement, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(y) Listing and Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, the Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements of such Trading Market. The Ordinary Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(z) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Investors or the Placement Agent as a result of the Investors and the Company, and the Placement Agent as a direct purchaser, fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and the Investors’ and the Placement Agent’s ownership of the Shares.

(aa) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There are no documents required to be filed with the SEC in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed pursuant to Section 4(r) hereof. There are no contracts or other documents required to be described in the Prospectus or the Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The statistical and market-related data included in the Prospectus and Prospectus Supplement, if any, are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources. The Company has obtained all consents required for the inclusion of such statistical and market-related data in the Prospectus and Prospectus Supplement. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus or Prospectus Supplement has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the applicable Purchase Agreement.

(bb) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in the applicable Purchase Agreement(s), neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act, any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(cc) Solvency. Except as disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Shares hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. The SEC Reports sets forth as of the date of this Agreement and as of the Closing Date, respectively, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of Fifty Thousand Dollars ($50,000) (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of Fifty Thousand Dollars ($50,000) due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(dd) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, each of the Company and its Subsidiaries (i) has made or filed, or secured all extensions for the filing of, all applicable United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, there are no unpaid taxes in any material amount claimed to be due from the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

(ee) [Reserved]

(ff) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). The Company has taken commercially reasonable steps to ensure that its accounting controls and procedures are designed to cause the Company to comply in all material respects with the FCPA.

(gg) Accountants. The Company’s independent registered public accounting firm is set forth in the Prospectus. To the knowledge of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) has expressed its opinion with respect to the financial statements included in the Company’s Annual Report for the fiscal year ended on June 30, 2025.

(hh) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf (other than the Placement Agent, as to which no representation is made) has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any Shares of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Shares.

(ii) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Russian Federation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria). The Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary or affiliated entity, joint venture partner or other Person to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as placement agent, advisor, investor or otherwise).

(jj) [Reserved]

(kk) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the issued and outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ll) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable United States federal and state and foreign money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(mm) Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(nn) Reliance. The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(oo) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(pp) Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Time of Sale Disclosure Package are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(qq) FINRA Affiliations. Except as expressly contemplated by this Agreement and as shall be disclosed in the Prospectus Supplement, there are no affiliations with any firm that is a member of FINRA participating in the Offering among the Company's officers, directors or, to the knowledge of the Company, any 5% or greater shareholder of the Company. The Company acknowledges and agrees that the Placement Agent, as a FINRA member firm, is knowingly participating in the Offering both as exclusive placement agent for the Investor Shares and as a direct purchaser of $1,000,000 of Ordinary Shares for its own account, and that such dual role constitutes a known and fully disclosed participation by a FINRA member in the Offering, which the Company and the Placement Agent agree to disclose prominently in the Prospectus Supplement in accordance with FINRA Rule 5121 and applicable SEC disclosure requirements.

(rr) Board of Directors. The Company’s Board of Directors is comprised of the persons identified as directors of the Company in the SEC Reports. The qualifications of the persons serving as board members and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of the Trading Market. At least one member of the Board of Directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the Trading Market. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of the Trading Market.

(ss) Cybersecurity. There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) that would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (i) the Company and the Subsidiaries have not been notified of, and the Company has no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other compromise to the IT Systems and Data; (ii) the Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(tt) [Reserved]

(uu) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, the “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(vv) Foreign Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

(ww) PFIC Status. Based on the past and projected composition of its income and assets, and the valuation of its assets, including goodwill, the Company expects to be a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its current taxable year.

(xx) Payments in Foreign Currency. Except as disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, under the laws and regulations of the Cayman Islands, British Virgin Islands, and Hong Kong (each, a “Relevant Taxing Jurisdiction”), (i) subject to solvency, none of the Company nor any Subsidiaries is prohibited, directly or indirectly, from (A) paying any dividends or making any other distributions on its share capital, (B) making or repaying any loan or advance to the Company or any Subsidiary or (C) transferring any of its properties or assets to the Company or any Subsidiary; and (ii) all dividends and other distributions declared and payable upon the Shares (A) may, under the current laws and regulations of a Relevant Taxing Jurisdiction, be converted into United States dollars, which may be freely transferred out of such Relevant Taxing Jurisdiction without the authorization of a governmental agency in such Relevant Taxing Jurisdiction; and (B) are not and will not be subject to withholding under the currently effective laws and regulations of such Relevant Taxing Jurisdiction, without the necessity of obtaining any authorization of a governmental agency in such Relevant Taxing Jurisdiction.

(yy) Critical Accounting Policies. The statements set forth under the heading “Critical Accounting Estimates” contained in the Form 20-F and incorporated by reference under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” or “Operating and Financial Review and Prospects” contained in or incorporated by reference in the Base Prospectus, the Time of Sale Disclosure Package and the Prospectus accurately and fully describe in all material respects: (A) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and the Subsidiaries on a consolidated basis and which require management’s most difficult, subjective or complex judgments (the “Critical Accounting Policies”); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) an explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions. Senior management has reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in or incorporated by reference into the Base Prospectus, the Time of Sale Disclosure Package and the Prospectus accurately and fully describes: (x) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (y) all material off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Subsidiaries on a consolidated basis. There are no outstanding guarantees or other contingent obligations of the Company or the Subsidiaries that could reasonably be expected to have a Material Adverse Effect. All governmental tax waivers from national and local governments of the PRC and other local and national PRC tax relief, concession and preferential treatment obtained by the Company or the Subsidiaries are valid, binding and enforceable.

(zz) Open Source Software. Except as described in the Registration Statement, the Base Prospectus and the Prospectus Supplement, or as would not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect: (i) the Company and each Subsidiary use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (the “Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any Subsidiary uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) the Company or any Subsidiary to permit reverse engineering of any software code or other technology owned by the Company or any Subsidiary or (B) any software code or other technology owned by the Company or any Subsidiary to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(aaa) Foreign Stamp Tax Compliance. Except as otherwise disclosed in the Registration Statement, the Base Prospectus and the Prospectus Supplement, no transaction, stamp, capital or other issuance, registration, transaction or transfer taxes or duties are payable in any Relevant Taxing Jurisdiction to another Relevant Taxing Jurisdiction in connection with the issuance, sale and delivery of the Shares, and the delivery of the Shares to the Investors and the Placement Agent as a direct purchaser in the manner contemplated by this Agreement; provided that, in respect of the Cayman Islands, the documents in connection therewith remain outside of the Cayman Islands.

(bbb) Share Option Plans. Each share option granted by the Company under the Company’s share option plan was granted (i) in accordance with the terms of the Company’s share option plan and (ii) with an exercise price greater than the par value of the Ordinary Shares and at least equal to the fair market value of the Ordinary Shares on the date such share option would be considered granted under GAAP and applicable law. No share option granted under the Company’s share option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, share options or awards prior to, or otherwise knowingly coordinate the grant of share options or awards with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

Section 3. Delivery and Payment.

(a) Closing for the Offering. Delivery of and payment for the Shares shall be made at or around 11:00 a.m., Eastern time, on the first (1st) Trading Day following the date of the Purchase Agreement (or the second (2nd) Trading Day following the date of the Purchase Agreement if the Purchase Agreement is signed on a day that is not a Trading Day or after 4:00 p.m. (New York, NY time) and before midnight (New York, NY time) on a Trading Day). The Closing shall take place remotely by electronic transfer of the Closing documentation. On the Closing Date, the Company shall issue such number of Shares sold pursuant to the Purchase Agreement directly to the accounts designated by the Placement Agent for the applicable Investors and payment shall be made by the Investors by wire transfer to the Company. Subject to the terms and conditions hereof, at the Closing, payment of the purchase price for the Shares sold pursuant to the Purchase Agreement shall be made by federal funds wire transfer, against delivery of the Shares, and such Shares shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request, and the registration of the Shares by the transfer agent shall, for Cayman Islands purposes, constitute the update to the register of members of the Company required by the Companies Act (Revised) of the Cayman Islands. Deliveries of the documents with respect to the purchase of the Shares, if any, shall be made remotely by electronic transfer. All actions taken at the Closing shall be deemed to have occurred simultaneously.

(b) Payment for the Shares. The Shares are being sold to the Investors and the Placement Agent as a direct purchaser at the public offering price as set forth in the Prospectus. The purchase of the Shares by each of the Investors and the Placement Agent as a direct purchaser shall be evidenced by the receipt of funds in the account designated by the Company and the Placement Agent and execution of a Purchase Agreement by each such Investor, the Company, and the Placement Agent as a direct purchaser. The parties expressly confirm that the purchase price per Share paid by the Placement Agent as a direct purchaser is the same purchase price per Share paid by each Investor, and that no discount, rebate, commission, or other preferential pricing has been or will be applied to the Placement Agent's own purchase of Ordinary Shares.

(c) Delivery of the Shares. Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless the Placement Agent shall otherwise instruct, and the registration of the Shares by the transfer agent shall, for Cayman Islands purposes, constitute the update to the register of members of the Company required by the Companies Act (Revised) of the Cayman Islands.

Section 4. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a) Registration Statement Matters. During the Prospectus Delivery Period (as defined below), the Company will advise the Placement Agent promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus has been filed and will furnish the Placement Agent with copies thereof. During the Prospectus Delivery Period, the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the SEC pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of any Prospectus Supplement. During the Prospectus Delivery Period, the Company will advise the Placement Agent, promptly after it receives notice thereof (i) of any request by the SEC to amend the Registration Statement or to amend or supplement any Prospectus Supplement or for additional information, and (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any other prospectus supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the institution or threatened institution of any Proceeding for any such purpose, or of any request by the SEC for the amending or supplementing of the Registration Statement or the Prospectus Supplement or for additional information. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the SEC shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that during the Prospectus Delivery Period, it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the SEC. The Company covenants and agrees to update the Prospectus Supplement to include all information required to be included therein.

(b) Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify or register the Offering under the securities laws of applicable jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure statement or take such action as is necessary for the Offering to be made pursuant to an available exemption from qualification or registration in applicable jurisdictions. During the Prospectus Delivery Period, the Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect. During the Prospectus Delivery Period, the Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any Proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(c) Amendments and Supplements to the Prospectus Supplement and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the SEC thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement, the Incorporated Documents and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Shares contemplated by the Incorporated Documents or the Prospectus Supplement (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or Placement Agent’s Counsel, it becomes necessary to amend or supplement the Incorporated Documents or the Prospectus Supplement in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or the Prospectus Supplement or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the SEC, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment or supplement to the Registration Statement, the Incorporated Documents or the Prospectus Supplement that is necessary in order to make the statements in the Incorporated Documents and the Prospectus Supplement as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or the Prospectus Supplement, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Incorporated Documents or the Prospectus Supplement in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(d) Copies of any Amendments and Supplements to the Prospectus Supplement. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the Closing Date of the Offering, as many copies of the Prospectus Supplement and any amendments and supplements thereto, as the Placement Agent may reasonably request.

(e) Free Writing Prospectus. The Company covenants that it will not, unless it obtains the prior written consent of the Placement Agent, make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “Free Writing Prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the SEC or retained by the Company under Rule 433 of the Securities Act. In the event that the Placement Agent expressly consents in writing to any such Free Writing Prospectus (a “Permitted Free Writing Prospectus”), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) comply with the requirements of Rule 164 and 433 of the Securities Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping. Notwithstanding anything herein to the contrary, in no event shall the Company make any offer or communication relating to the Offering which meets the definition of a “Free Writing Prospectus” while the Company is an “ineligible issuer” (as such terms are defined in Rule 405 of the Securities Act) or otherwise in contravention of the Securities Act and the Rules and Regulations thereunder.

(f) Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Ordinary Shares.

(g) Earnings Statement. As soon as practicable and in accordance with applicable requirements under the Securities Act, but in any event not later than 12 months after the Closing Date, the Company will make generally available to its security holders and to the Placement Agent an earnings statement that satisfies the provisions of Section 11(a) and Rule 158 under the Securities Act.

(h) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the SEC and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(i) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors reasonably deem necessary or appropriate to consummate the Closing in connection with the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors. The Company agrees that the Placement Agent may rely upon, and is a third-party beneficiary of, the representations and warranties, and applicable covenants, set forth in any Transaction Document, including the Purchase Agreement entered into with Investors in connection with the Offering.

(j) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(k) Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

(l) Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(m) Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(n) Research Matters. By entering into this Agreement, the Placement Agent provides no promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as the placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent’s providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company as an inducement for the receipt of business or compensation.

(o) [Reserved]

(p) Subsequent Equity Sales.

(i) From the date hereof until sixty (60) days after the Closing Date (the “Prohibition Period”), the Company shall not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares or Ordinary Share Equivalents, except for the Shares issued pursuant hereto.

(ii) From the date hereof until sixty (60) days after the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company of Ordinary Shares or Ordinary Share Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering,” whereby the Company may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled. The Placement Agent shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(iii) Notwithstanding the foregoing, Sections 4(p)(i) and (ii) shall not apply in respect of an Exempt Issuance. An “Exempt Issuance” means the issuance of (A) Ordinary Shares or options or other securities to employees, officers, directors or consultants of the Company pursuant to any employee benefit plan, equity incentive plan or other employee compensation plan existing on the date hereof or any share or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (B) Ordinary Shares and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date of this Agreement provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations or anti-dilution provisions contained therein as disclosed in the SEC Reports and the Prospectus Supplement) or to extend the term of such securities, or securities issuable in connection with a transaction involving the Company and existing shareholders in which the Company offers the existing shareholders the option to exchange their Ordinary Shares for other securities of the Company, (C) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Prohibition Period in Section 4(p)(i) herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (D) the issuance of the Shares in the Offering. “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(q) Termination for Cause. Notwithstanding anything herein to the contrary, this Agreement may be terminated by the Company for “Cause,” which shall mean a material breach by the Placement Agent of this Agreement or a material failure by the Placement Agent to provide the services as contemplated by this Agreement.

(r) Securities Laws Disclosure; Publicity. The Company shall (i) issue a press release disclosing the material terms of the transactions contemplated hereby at the date and time agreed upon by the Company and the Placement Agent, and (ii) file a Report on Form 6-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents that it shall have publicly disclosed all material, non-public information delivered by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, in connection with the transactions contemplated by the Transaction Documents. The Company and the Placement Agent shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby.

(s) Independent Pricing Determination. The Company represents and covenants that it has independently evaluated and determined the purchase price per Share in the Offering, and has not relied solely on the recommendation of the Placement Agent with respect to such pricing, in light of the Placement Agent's direct financial interest in the Offering as a direct purchaser of Ordinary Shares. The Board of Directors of the Company has affirmatively determined that the purchase price per Share is fair and reasonable to the Company and its shareholders in light of all relevant circumstances, including the Placement Agent's dual role as exclusive placement agent and direct investor in the Offering.

(t) Plan of Distribution Disclosure. The Company covenants that the Prospectus Supplement shall include a "Plan of Distribution" or equivalent section that clearly and prominently discloses: (i) the Placement Agent's dual role as exclusive placement agent for the Investor Shares and as a direct purchaser of Ordinary Shares for its own account in the Offering; (ii) the aggregate dollar value and number of Ordinary Shares being purchased by the Placement Agent for its own account; (iii) that with respect to its own purchase, the Placement Agent is acting as principal and not as agent of the Company; (iv) that the Cash Fee payable to the Placement Agent is calculated on the basis of the aggregate gross proceeds received from the sale of Shares to third-party Investors and the Placement Agent for its own account; and (v) such additional disclosure as may be required under FINRA Rule 5121 or applicable SEC rules and regulations. The Company shall provide the Placement Agent with a draft of the Plan of Distribution section of the Prospectus Supplement for review and approval prior to filing, which approval shall not be unreasonably withheld, conditioned or delayed.

Section 5. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) [Reserved]

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. Each Prospectus Supplement (in accordance with Rule 424(b)) and any Free Writing Prospectus, if any, shall have been duly filed with the SEC, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no Proceeding for that purpose shall have been initiated or threatened by the SEC; no order preventing or suspending the use of the Prospectus Supplement shall have been issued and no Proceeding for that purpose shall have been initiated or threatened by the SEC; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no Proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the SEC shall have been complied with; and FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(c) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and the Prospectus Supplement, and the registration, sale, and delivery of the Shares, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s Counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent’s reasonable judgment after consultation with the Company, there shall not have occurred any material adverse change or development involving a prospective material adverse change in the condition or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus Supplement (each, a “Material Adverse Change”).

(e) Opinions of Counsel for the Company. The Placement Agent shall have received on the Closing Date the written opinion of U.S. counsel and Cayman counsel to the Company, dated as of the Closing Date and addressed to the Placement Agent, in form and substance satisfactory to the Placement Agent.

(f) Officers’ Certificate. The Placement Agent shall have received on the Closing Date, a certificate of the Company, dated as of the Closing Date and which may be relied upon by the Placement Agent, signed by the Chief Executive Officer of the Company, in his or her capacity as Chief Executive Officer only, in a form satisfactory to the Placement Agent, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct in all material respects (except such representations and warranties which are qualified by materiality or by Material Adverse Effect, which shall be true and correct in all respects), as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus Supplement has been issued and no Proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no Proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii) When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the SEC, and the Prospectus Supplement contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the SEC thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the SEC thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, and the Prospectus Supplement, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the SEC thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv) Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and the Prospectus Supplement, there has not been: (i) any Material Adverse Change; (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (iii) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (iv) any material change in the share capital (except changes thereto resulting from the exercise of issued and outstanding share options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company; or (vi) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(g) [Reserved]

(h) Chief Executive Officer’s Certificate. The Placement Agent shall have received on the Closing Date, a certificate of the Company, dated as of the Closing Date and which may be relied upon by the Placement Agent, signed by the secretary or the Chief Executive Officer of the Company, certifying, among other things, (i) that the Company’s amended and restated memorandum and articles of association, and all amendments thereto, are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) that each of the Company and its Subsidiaries is in good standing under the laws of the jurisdiction of its incorporation or organization; (iv) as to the accuracy and completeness of all correspondence between the Company or its counsel and the SEC; and (v) as to the incumbency of the officers of the Company, in a form reasonably acceptable to the Placement Agent.

(i) Exchange Act Registration and Stock Exchange Listing. The Ordinary Shares (including the Shares) shall be registered under the Exchange Act and shall be listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Ordinary Shares under the Exchange Act or delisting or suspending from trading the Ordinary Shares from the Trading Market, nor shall the Company have received any information suggesting that the SEC or the Trading Market is contemplating terminating such registration or listing.

 (j) [Reserved]

(k) Additional Documents. On or before the Closing Date, the Placement Agent and Placement Agent’s Counsel shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 1(b), Section 6 (Payment of Fees and Expenses), Section 8 (Indemnification and Contribution) and Section 9 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6. Payment of Fees and Expenses. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company agrees to pay all reasonable costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) payment to the Placement Agent of its Cash Fee, and reimbursement of legal and other out-of-pocket fees, costs and expenses of up to Seventy-Five Thousand Dollars ($75,000), (ii) all expenses incident to the issuance, delivery and qualification of the Shares (including all printing and engraving costs); (iii) all fees and expenses of the registrar and transfer agent of the Ordinary Shares; (iv) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares; (v) all fees and expenses of the Company’s counsel, registered independent public accounting firm and other advisors; (vi) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Base Prospectus, the Prospectus Supplement and each supplement, if any, and all amendments and supplements thereto, and this Agreement; (vii) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the securities laws of any other country; (viii) RESERVED; (ix) the fees and expenses associated with the Shares on the Trading Market; (x) RESERVED; (xi) RESERVED; and (xii) all other fees, costs and expenses referred to in Part II of the Registration Statement.

Section 7. Reserved.

Section 8. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its Affiliates and each Person controlling the Placement Agent, and the directors, officers, agents and employees of the Placement Agent, their respective affiliates and each such controlling person (the Placement Agent, and each such entity or person, an “Indemnified Person”) to the fullest extent permitted by applicable law from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all reasonable and documented fees and expenses (including the reasonable and documented fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Proceedings, whether or not any Indemnified Person is a party thereto, caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Incorporated Document, or the Prospectus Supplement or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Registration Statement, any Incorporated Document, or the Prospectus Supplement), the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that the Company shall not be liable under this Section for any Liabilities or Expenses to the extent that they are finally judicially determined to have resulted from such Indemnified Person’s gross negligence, bad faith, fraud or willful misconduct; provided, further, that the aggregate liability of the Company under this Section shall not exceed 2.5% of the net proceeds received by the Company from the offer and sale of the Shares in the Offering. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

(b) Upon receipt by an Indemnified Person of actual notice of a Proceeding against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Proceeding, including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Proceeding (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Proceeding or related Proceedings, in addition to any local counsel. The Company shall not be liable for any settlement of any Proceeding effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Indemnified Person (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Proceeding for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c) In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d) The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted solely from such Indemnified Person’s gross negligence, bad faith, fraud or willful misconduct in connection with any such advice, actions, inactions or services.

(e) The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

Section 9. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement. A successor to the Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 10. Notices. All communications hereunder shall be in writing and shall be overnight, next business day delivery, hand delivered or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: Yi (Edric) Guo, Chief Executive Officer, e-mail: [   ].

With a copy (which shall not constitute notice) to:

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Attn: Joan Wu, Esq.

E-Mail: [   ]

If to the Company:

Regencell Bioscience Holdings Limited

9/F Chinachem Leighton Plaza, 29 Leighton Road
Causeway Bay, Hong Kong

Attn: James Chung and Yat-Gai Au

Email: [   ]

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

18th Floor, One Exchange Square

8 Connaught Place, Central

Hong Kong

Attn: Benjamin Su, Esq.

E-Mail: [   ]

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 hereof, and their respective successors and personal representatives, and no other person will have any right or obligation hereunder.

Section 12. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13. Governing Law Provisions; Exclusive Jurisdiction.

This Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or Proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter have to the venue of any such suit, action or Proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or Proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or Proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or Proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service of process upon the Placement Agent, in any such suit, action or Proceeding. If either party shall commence an action or Proceeding to enforce any provision of this Agreement, then the prevailing party in such action or Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred in connection with the investigation, preparation and prosecution of such action or Proceeding.

Section 14. General Provisions.

(a) This Agreement and the Transaction Documents together constitute the entire agreement of the parties to this Agreement and supersede all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. Notwithstanding anything herein to the contrary, the Engagement Letter by and between the Company and the Placement Agent dated January 12, 2026 (the “Engagement Letter”) shall continue to be effective, including but not limited to Section 4 therein, and the terms therein shall continue to survive and be enforceable by the Placement Agent in accordance with its terms, provided that, in the event of a conflict between the terms of the Engagement Letter and this Agreement, the terms of this Agreement shall prevail. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b) The Company acknowledges that in connection with the Offering of the Shares: (i) the Placement Agent has acted at arm’s length, is not an agent of, and owes no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering of the Shares.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Regencell Bioscience Holdings Limited

By:
Name:
Title:

Accepted and agreed to as of the date first written above:

Univest Securities, LLC

By:
Name:
Title:

[Signature Page to Placement Agency Agreement]